Exhibit 99.2



                      OFFICERS' CERTIFICATE


    The undersigned hereby certify that (i) they are, respectively, the duly elected Treasurer and Assistant Secretary of John Deere Capital Corporation, (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to,
Section 5.06(a) of the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of May 15, 1999 between John Deere Owner Trust 1999-A, John Deere Receivables, Inc. and John Deere Capital Corporation, (iii) Exhibit B hereto complies with the requirements of, and is being delivered pursuant to, Section 5.06(b) of the Sale and Servicing Agreement, and (iv) Exhibit C hereto complies with the requirements of, and is being delivered pursuant to, Section 5.04(b) of the Sale and Servicing Agreement.

    Dated at Moline, Illinois this 26th day of January 2000.



                                      /s/ James R. Jabanoski
                                      -------------------------
                                      James R. Jabanoski
                                      Treasurer




                                      /s/ Timur Gok
                                      -------------------------
                                      Timur Gok
                                      Assistant Secretary

Schedule E - Statement to Certificateholders          EXHIBIT A
John Deere Owner Trust 1999-A
Fiscal Month December 1999                        (Page 1 of 2)

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000    6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832 Asset Backed Certificates

Payment Date                                          18-Jan-00

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                             $17,444,715.53
          per $1,000 original principal amount:         $104.27

     (b)  A-2 Notes:                             $10,661,598.11
          per $1,000 original principal amount:          $40.69

     (c)  A-3 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (d)  A-4 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (e)  B Notes:                                        $0.00
          per $1,000 original principal amount:           $0.00

     (f)  Certificates:                                   $0.00
          per $1,000 original principal amount:           $0.00

     (g)  Total:                                 $28,106,313.64

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                 $82,358.05
          per $1,000 original principal amount:           $0.49

     (b)  A-2 Notes:                              $1,352,531.33
          per $1,000 original principal amount:           $5.16

     (c)  A-3 Notes:                                $920,700.00
          per $1,000 original principal amount:           $4.95

     (d)  A-4 Notes:                                $745,237.50
          per $1,000 original principal amount:           $5.10

     (e)  B Notes:                                  $131,589.96
          per $1,000 original principal amount:           $4.08

Schedule E - Statement to Certificateholders          EXHIBIT A
John Deere Owner Trust 1999-A
Fiscal Month December 1999                        (Page 2 of 2)

     (f)  Certificates:                                   $0.00
          per $1,000 original principal amount:           $0.00

     (g)  Total:                                  $3,232,416.84

(3)  After giving effect to distributions
     on this Payment Date:

     (a)  (i)  outstanding principal amount
               of A-1 Notes:                              $0.00
          (ii) A-1 Note Pool Factor:                  0.0000000

     (b)  (i)  outstanding principal amount
               of A-2 Notes:                    $251,338,401.89
          (ii) A-2 Note Pool Factor:                  0.9593069

     (c)  (i)  outstanding principal amount
               of A-3 Notes:                    $186,000,000.00
          (ii) A-3 Note Pool Factor:                  1.0000000

     (d)  (i)  outstanding principal amount
               of A-4 Notes:                    $146,125,000.00
          (ii) A-4 Note Pool Factor:                  1.0000000

     (e)  (i)  outstanding principal amount
               of B Notes:                       $25,886,548.84
          (ii) B Note Pool Factor:                    0.8031818

     (f)  (i)  Certificate Balance                $9,707,455.82
          (ii) Certificate Pool Factor:               0.8031431

(4)  Note Value at end of related Collection
     Period:                                    $619,057,407.37

(5)  Pool Balance (excluding accrued interest)
     at end of the related Collection Period    $609,396,909.54

(6)  Amount of Servicing Fee:                       $530,448.09
     per $1,000 original principal amount:            0.6583350

(7)  Amount of Administration Fee:                      $100.00

(8)  Aggregate Purchase Amounts for Collection
     Period:                                              $0.00

(9)  Amount in Reserve Account:                  $14,100,482.07
     Specified Reserve Account Balance:          $14,100,482.07

(10) Aggregate amount of Realized Losses for
     the Collection Period:                         $201,333.53

(11) Amount of Payments that are more than
     60 days past due:                            $1,347,802.00

Schedule F - Statement to Noteholders                 EXHIBIT B
John Deere Owner Trust 1999-A
Fiscal Month December 1999                         (Page 1 of 2)

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000    6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832 Asset Backed Certificates

Payment Date                                        18-Jan-00

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                             $17,444,715.53
          per $1,000 original principal amount:         $104.27

     (b)  A-2 Notes:                             $10,661,598.11
          per $1,000 original principal amount:          $40.69

     (c)  A-3 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (d)  A-4 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (e)  B Notes:                                        $0.00
          per $1,000 original principal amount:           $0.00

     (f)  Total                                  $28,106,313.64

(2) Interest on the Notes

     (a)  A-1 Notes:                                 $82,358.05
          per $1,000 original principal amount:           $0.49

     (b)  A-2 Notes:                              $1,352,531.33
          per $1,000 original principal amount:           $5.16

     (c)  A-3 Notes:                                $920,700.00
          per $1,000 original principal amount:           $4.95

     (d)  A-4 Notes:                                $745,237.50
          per $1,000 original principal amount:           $5.10

     (e)  B Notes:                                  $131,589.96
          per $1,000 original principal amount:           $4.08

     (f)  Total                                   $3,232,416.84

Schedule F - Statement to Noteholders                 EXHIBIT B
John Deere Owner Trust 1999-A
Fiscal Month December 1999                         (Page 2 of 2)

(3)  After giving effect to distributions
     on current Payment Date:

     (a) (i)  outstanding principal amount
              of A-1 Notes:                               $0.00
         (ii) A-1 Note Pool Factor:                   0.0000000

     (b) (i)  outstanding principal amount
              of A-2 Notes:                     $251,338,401.89
         (ii) A-2 Note Pool Factor:                   0.9593069

     (c) (i)  outstanding principal amount
              of A-3 Notes:                     $186,000,000.00
         (ii) A-3 Note Pool Factor:                   1.0000000

     (d) (i)  outstanding principal amount
              of A-4 Notes:                     $146,125,000.00
         (ii) A-4 Note Pool Factor:                   1.0000000

     (e) (i)  outstanding principal amount
              of B Notes:                        $25,886,548.84
         (ii) B Note Pool Factor:                     0.8031818

     (f) (i)  Certificate Balance                 $9,707,455.82
         (ii) Certificate Pool Factor:                0.8031431

(4)  Note Value at the end of the related
     Collection Period                          $619,057,407.37

(5)  Pool Balance (excluding accrued
     interest) at the end of the related
     Collection Period                          $609,396,909.54

(6)  Amount of Servicing Fee:                       $530,448.09
     per $1,000 original principal amount:           0.65833505

(7)  Amount of Administration Fee:                      $100.00

(8)  Aggregate Purchase Amounts for
     Collection Period:                                   $0.00

(9)  Amount in Reserve Account:                  $14,100,482.07
     Specified Reserve Account Balance:          $14,100,482.07

(10) Aggregate amount of Realized Losses
     for the Collection Period:                     $201,333.53

(11) Amount of Payments that are more
     than 60 days past due:                       $1,347,802.00

Schedule G - Servicer's Certificate                   EXHIBIT C
John Deere Owner Trust 1999-A
Fiscal Month December 1999                        (Page 1 of 3)

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000    6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832 Asset Backed Certificates

Payment Date                                          18-Jan-00

(1)  Servicing Fee                                  $530,448.09
     Servicing Fee Shortfall                              $0.00

(2)  Administration Fee:                                $100.00
     Administration Fee Shortfall                         $0.00

(3)  Total Distribution Amount:                  $32,221,322.87

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:                 $82,358.05
     Noteholders' Interest Carryover
     Shortfall applicable to A-1 Notes:                   $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:              $1,352,531.33
     Noteholders' Interest Carryover
     Shortfall applicable to A-2 Notes:                   $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:                $920,700.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-3 Notes:                   $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:                $745,237.50
     Noteholders' Interest Carryover
     Shortfall applicable to A-4 Notes:                   $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                  $131,589.96
     Noteholders' Interest Carryover
     Shortfall applicable to B Notes:                     $0.00

(9)  Noteholders' Interest Distributable
     Amount deposited into Note
     Distribution Account:                        $3,232,416.84
     Noteholders' Interest Carryover Shortfall:           $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                       $17,444,715.53
     % of Principal Distribution Amount
     applicable to A-1 Noteholders:                      62.07%
     A-1 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-1 Noteholders' Principal Distributable
     Amount:                                     $17,444,715.53

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                       $10,661,598.11
     % of Principal Distribution Amount
     applicable to A-2 Noteholders                       37.93%
     A-2 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-2 Noteholders' Principal Distributable
     Amount:                                     $10,661,598.11

Schedule G - Servicer's Certificate                   EXHIBIT C
John Deere Owner Trust 1999-A
Fiscal Month December 1999                        (Page 2 of 3)

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders                        0.00%
     A-3 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-3 Noteholders' Principal Distributable
     Amount:                                              $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                        0.00%
     A-4 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-4 Noteholders' Principal Distributable
     Amount:                                              $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to B Noteholders                          0.00%
     B Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     B Noteholders' Principal Distributable
     Amount:                                              $0.00

(15) Noteholders' Principal Distribution
     Amount deposited into Note Distribution
     Account:                                    $28,106,313.64
     Noteholders' Principal Carryover
     Shortfall:                                           $0.00

(16) Noteholders' Distributable Amount:          $31,338,730.48

(17) Amount to be withdrawn from the Reserve
     Account and deposited into Note
     Distribution Account:                                $0.00
     Interest Amount included above:                      $0.00
     Principal Amount included above:                     $0.00

(18) Deposit to Reserve Account from
     Collection Account to increase the amount
     on deposit in the Reserve Account to the
     Specified Reserve Account Balance                    $0.00

(19) Certificateholders' Interest
     Distributable Amount:                                $0.00
     Certificateholders' Interest
     Carryover Shortfall:                                 $0.00

(20) Certificateholders' Principal
     Distributable Amount applicable
     to current period:                                   $0.00
     % of Principal Distribution Amount
     applicable to Certificate holders:                   0.00%
     Certificateholders' Principal
     Carryover Shortfall:                                 $0.00
     Certificateholders' Principal
     Distributable Amount:                                $0.00

(21) Certificateholders' Distributable Amount:            $0.00

(22) Deposit to Reserve Account
     (from excess collections):                     $352,044.30

Schedule G - Servicer's Certificate                   EXHIBIT C
John Deere Owner Trust 1999-A
Fiscal Month December 1999                        (Page 3 of 3)

(23) Specified Reserve Account Balance
     (after all distributions and adjustments):  $14,100,482.07

(24) Reserve Account Balance over the
     Specified Reserve Account Balance
     (before any distribution of excess):        $14,452,526.37

(25) Excess Reserve Account Balance
     Distributable to Seller (5.05(b)(i)
     or (ii)):                                      $352,044.30

(26) Note Value as of the end of the
     related Collection Period                  $619,057,407.37

(27) Pool Balance (excluding Accrued
     Interest) as of close of business
     on the last day of the related
     Collection Period:                         $609,396,909.54

(28) After giving effect to all
     distributions on such Payment Date:

     Outstanding Principal Balance
     of A-1 Notes:                                        $0.00
     A-1 Note Pool Factor:                            0.0000000

     Outstanding Principal Balance
     of A-2 Notes:                              $251,338,401.89
     A-2 Note Pool Factor:                            0.9593069

     Outstanding Principal Balance
     of A-3 Notes:                              $186,000,000.00
     A-3 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of A-4 Notes:                              $146,125,000.00
     A-4 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of B Notes:                                 $25,886,548.84
     B Note Pool Factor:                              0.8031818

     Outstanding Principal Balance of the
     Certificates:                                $9,707,455.82
     Certificate Pool Factor:                         0.8031431

(29) Aggregate Purchase Amounts for related
     Collection Period:                                   $0.00

(30) Reserve Account Balance after giving
     effect to all distributions:                $14,100,482.07

(31) Specified Reserve Account Balance (after
     all distributions and adjustments):         $14,100,482.07

(32) Amount of Realized Losses for the
     related collection period:                     $201,333.53

(33) Amount of Payments that are more
     than 60 days past due:                       $1,347,802.00